Exhibit 10.3

Execution Version

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of May 1, 2022 by and among Rezolute, Inc., a Nevada corporation (the “Company”), and each of those persons and entities, severally and not jointly, identified as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities together with their permitted successors and assigns, are referred to collectively as the “Purchasers” and each individually as an “Purchaser”. The Company and the Purchasers may each be referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.            The Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securites Act”) and the provisions of Regulation D (“Regulation D”) or other applicable exemptions from registration, as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.            The Purchasers wish to purchase, severally but not jointly, from the Company, and the Company wishes to sell and issue to the Purchasers, upon the terms and conditions stated in this Agreement, Class C Pre-Funded Warrants, in the form attached hereto as Exhibit B (the “Warrants”) to purchase an aggregate of 3,263,157 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) for an aggregate purchase price of $12,396,733.44, with Jefferies LLC acting as lead placement agent and Cantor Fitzgerald & Co., Canaccord Genuity LLC, H.C. Wainwright & Co., LLC and JMP Securities LLC acting as co-placement agents (each, a “Placement Agent” and collectively, the “Placement Agents”).

C.            Contemporaneously with the execution and delivery of this Agreement, the Parties will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company agrees to provide certain registration rights with respect to the Warrant Shares (as defined below) under the Securities Act and applicable state securities Laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Definitions. In addition to those terms defined elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlled by, controlling or under common control with, the Person, but only for so long as such control shall continue.

1

“Business Day” means any day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Section 6.1 and Section 6.2 hereof are satisfied or waived by the Required Purchasers, as the case may be, or such other date as the Company and the Required Purchasers may agree.

“Company Counsel” means Dorsey & Whitney LLP, with offices located at 1400 Wewatta Street, Suite 400, Denver, CO 80202-5549.

“Company Intellectual Property Counsel” means Kilpatrick Townsend & Stockton LLP, with offices located at 1400 Wewatta Street, Suite 600, Denver, CO 80202-5549.

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the officers of the Company who, as of the date hereof, have responsibility for the matter or matters that are the subject of the statement, and the knowledge that each such person would have reasonably obtained in the performance of each such person’s duties as an officer of the Company.

“Contract” means any written agreement, contract, subcontract, lease, understanding, arrangement, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature.

“Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of a Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Insider” means each director, executive officer, other officer of the Company participating in the offering, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, and any promoter connected with the Company in any capacity on the date hereof.

“Law” or “Laws” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental authority.

“Order” means any order, writ, injunction, judgment or decree.

2

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agency Agreement” means that certain Placement Agency Agreement, dated as of May 1, 2022, by and between the Company and the Placement Agents.

“Purchase Price” means $3.799 per Warrant.

“Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Required Purchasers” means the Purchasers beneficially owning (calculated in accordance with Rule 13d-3 under the Exchange Act) a majority of the aggregate outstanding Warrant Shares.

“Securities” means the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Subscription Amount” means, with respect to each Purchaser, the aggregate amount to be paid for the Warrants purchased by such Purchaser hereunder as indicated on such Purchaser’s signature page hereto next to the heading “Aggregate Purchase Price (Subscription Amount)” in United States dollars.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing)

“Transaction Documents” means this Agreement, the Warrants, the Placement Agency Agreement, and the Registration Rights Agreement.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants.

3

2.            Purchase and Sale of the Warrants. Subject to the terms and conditions of this Agreement, at the Closing, each Purchaser shall severally, and not jointly, purchase, and the Company shall sell and issue to such Purchaser, such number of Warrants equal to the quotient resulting from dividing (i) the Subscription Amount for such Purchaser by (ii) the Purchase Price, rounded down to the nearest whole Share. The Warrants shall have an exercise price equal to $0.0011 per Warrant Share (subject to adjustment as provided in such Warrants). The Company shall immediately notify Jefferies when it receives the payment for the Warrants.

3.            Closing. The closing of the issuance and sale of the Warrants (the “Closing”) shall occur remotely via the exchange of documents and signatures on the Closing Date. At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the Subscription Amount for such Purchaser, via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Purchaser by the Company prior to the Closing. Promptly after the Closing, the Company shall deliver to each Purchaser a Warrant, executed by the Company and registered in the name of such Purchaser, exercisable for the number of Warrant Shares as indicated on such Purchaser’s signature page hereto next to the heading “Underlying Shares Subject to Warrant”.

4.            Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that, except as disclosed to the Purchasers or in the SEC Filings (as defined below), as of the date hereof and as of the Closing Date as follows:

4.1            Incorporation and Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as disclosed to the Purchasers and/or described in the SEC filings and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of Nevada and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business.

4.2            Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the Securities Act) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the SEC Filings. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. None of the outstanding capital stock or equity interest in any subsidiary was issued in violation of preemptive or similar rights of any security holder of such subsidiary. The constitutive or organizational documents of each of the subsidiaries comply in all material respects with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021.

1 The low exercise price represents the pre-funded nature of the warrants

4

4.3            Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as could not be expected, individually or in the aggregate, to result in a Material Adverse Change (as defined below). The Company’s execution, delivery and performance of this Agreement and the Warrants, consummation of the transactions contemplated hereby and the issuance and sale of the Warrants (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company or any subsidiary (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement, the Warrants and consummation of the transactions contemplated hereby. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries

4.4            Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as disclosed to the Purchasers and/or set forth in the SEC Filings (other than for subsequent issuances, if any, pursuant to employee benefit plans, upon the exercise of outstanding options or warrants, or as otherwise disclosed to the Purchasers and/or described in the SEC Filings). All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those disclosed to the Purchasers and/or described in the SEC Filings. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the SEC Filings and/or disclosed to the Purchasers, accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

5

4.5            Authorization of the Securities. The Warrants have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Warrants is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Securities. The Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The Warrant Shares shall, pursuant to Section 7.1 below, have been duly authorized and validly reserved for issuance upon exercise of the Warrants in a number sufficient to meet the exercise requirements. The Warrant Shares, when issued and delivered upon exercise of the Warrants in accordance therewith, will be validly issued, fully paid and nonassessable, and the issuance of the Warrant Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Warrant Shares.

4.6            No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

4.7            SEC Filings.

(a)            The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act for the three (3)-year period preceding the date hereof (or such shorter period as the Company was required by Law to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Filings”).

(b)            At the time of filing thereof, or to the extent corrected by a subsequent filing, the SEC Filings complied as to form in all material respects with all applicable requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

6

(c)            Each registration statement and any amendment thereto filed by the Company during the three (3) year period preceding the date hereof pursuant to the Securities Act, as of the date such statement or amendment became effective, complied as to form in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed during the three (3) year period preceding the date hereof pursuant to Rule 424(b) under the Securities Act, as of its issue date and as of the closing of any sale of securities pursuant thereto, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.8            No Material Adverse Change. Except as otherwise disclosed to the Purchasers, (i) there has been no material adverse change, or any development that could be expected to result in a material adverse change, in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

4.9            Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as may be being contested in good faith and by appropriate proceedings. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4.13 below in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

4.10            Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

7

4.11            Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that could not be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

4.12            No Material Actions or Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any legal or governmental entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which could be expected, individually or in the aggregate, to result in a Material Adverse Change or materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company of its obligations hereunder. No material labor dispute with the employees of the Company or any of its subsidiaries, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the knowledge of the Company, is threatened or imminent.

4.13            Financial Statements. The financial statements filed with the SEC present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in stockholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Filings fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or supporting schedules are required to be included in the SEC Filings. The financial data set forth in the SEC Filings fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the SEC Filings. Any disclosures contained in the SEC Filings that constitute non-GAAP financial measures (as defined by the rules and regulations under the Securities Act and the Exchange Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, as applicable. To the Company’s knowledge, no person who has been suspended or barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the Public Company Accounting Oversight Board (“PCAOB”), has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the SEC as a part of the SEC Filings.

8

4.14            Independent Accountants. Plante & Moran, PLLC, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the SEC Filings, is (i) an independent registered public accounting firm as required by the Securities Act, the Exchange Act, and the rules of the PCAOB, (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

4.15            Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the SEC Filings fairly presents the information called for in all material respects and is prepared in accordance with the Commission's rules and guidelines applicable thereto.

4.16            Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weakness in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

9

4.17            Intellectual Property Rights. The Company and its subsidiaries own, or have obtained valid and enforceable licenses for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property described in the SEC Filings as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”) and the conduct of their respective businesses does not and will not infringe, misappropriate or otherwise conflict in any material respect with any such rights of others. The Intellectual Property has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and the Company is unaware of any facts which would form a reasonable basis for any such adjudication. To the Company's knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the SEC Filings as licensed to the Company or one or more of its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the SEC Filings as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim. The Company and its subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any subsidiary, and all such agreements are in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property, including the execution of appropriate nondisclosure, confidentiality agreements and invention assignment agreements and invention assignments with their employees, and no employee of the Company is in or has been in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement, or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company. The duty of candor and good faith as required by the United States Patent and Trademark Office during the prosecution of the United States patents and patent applications included in the Intellectual Property have been complied with; and in all foreign offices having similar requirements, all such requirements have been complied with. None of the Intellectual Property or technology (including information technology and outsourced arrangements) employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiary in violation of any contractual obligation binding on the Company or its subsidiaries or any of their respective officers, directors or employees or otherwise in violation of the rights of any persons. The product candidates described in the SEC Filings as under development by the Company or any subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any subsidiary.

4.18            Disclosure. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. To the Knowledge of the Company, all due diligence materials regarding the Company, its subsidiaries, their businesses and the transactions contemplated hereby, furnished by or on behalf of the Company or its subsidiaries to the Purchasers upon their request are, when taken together with the SEC Filings, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

10

4.19            Contracts. Each franchise, contract or other document of a character required to be described in the SEC Filings or to be filed as an exhibit to the SEC Filings under the Securities Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described or filed.

4.20            Compliance with Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance could not be expected, individually or in the aggregate, to result in a Material Adverse Change.

4.21            Compliance with Health Care Laws. The Company and its subsidiaries are, and at all times have been, in compliance with all Health Care Laws. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.), the Public Health Service Act (42 U.S.C. Section 201 et seq.), and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal false statements law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286 and 287, the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”), (42 U.S.C. Section 1320d et seq.), the Stark Law (42 U.S.C. Section 1395nn), the civil monetary penalties law (42 U.S.C. Section 1320a-7a), the exclusion law (42 U.S.C. Section 1320a-7), the Physician Payments Sunshine Act (42 U.S.C. Section 1320-7h), and applicable laws governing government funded or sponsored healthcare programs; (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010; (v) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; and (vi) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company or its subsidiaries, and (vii) the directives and regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. Neither the Company nor any of its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. The Company and its subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company, any of its subsidiaries nor any of their respective employees, officers, directors, or agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

11

4.22            Clinical Data and Regulatory Compliance. The preclinical tests and clinical trials, and other studies (collectively, “studies”) that are described in, or the results of which are referred to in, the SEC Filings and/or disclosed to the Purchasers were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed and approved for such studies and with standard medical and scientific research procedures; each description of the results of such studies is accurate and complete in all material respects and fairly presents the data derived from such studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the SEC Filings and/or disclosed to the Purchasers; the Company and its subsidiaries have made all such filings and obtained all such approvals as may be required by the Food and Drug Administration of the U.S. Department of Health and Human Services or any committee thereof or from any other U.S. or foreign government or drug or medical device regulatory agency, or health care facility Institutional Review Board (collectively, the “Regulatory Agencies”); neither the Company nor any of its subsidiaries has received any notice of, or correspondence from, any Regulatory Agency requiring the termination, suspension or modification of any clinical trials that are described or referred to in the SEC Filings and/or disclosed to the Purchasers; and the Company and its subsidiaries have each operated and currently are in compliance in all material respects with all applicable rules, regulations and policies of the Regulatory Agencies.

4.23            Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by the European Union General Data Protection Regulation (“GDPR”) ”) (EU 2016/679); (iv) any information which would qualify as “protected health information” under HIPAA; and (v) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any data related to an identified person’s health or sexual orientation. There have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

12

4.24            Compliance with Data Privacy Laws. The Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable state and federal data privacy and security laws and regulations, including without limitation HIPAA, and the Company and its subsidiaries have taken commercially reasonable actions to prepare to comply with, and since May 25, 2018, have been and currently are in compliance with, GDPR (collectively, the “Privacy Laws”). To ensure compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Personal Data (the “Policies”). The Company and its subsidiaries have at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have, to the knowledge of the Company, been inaccurate or in violation of any applicable laws and regulatory rules or requirements in any material respect. The Company further certifies that neither it nor any subsidiary: (i) has received notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Privacy Law.

4.25            Company Not an “Investment Company”. The Company is not, and will not be, either after receipt of payment for the Warrants or after the application of the proceeds therefrom, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

4.26            All Necessary Permits, etc. The Company and its subsidiaries possess such valid and current certificates, authorizations or permits required by state, federal or foreign regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the SEC Filings (“Permits”). Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.

4.27            Title to Properties. The Company and its subsidiaries have good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 4.13 above (or elsewhere in the SEC Filings), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

13

4.28            ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

4.29            Compliance with Environmental Laws. Except as could not be expected, individually or in the aggregate, to result in a Material Adverse Change: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries; and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

14

4.30            Anti-Corruption and Anti-Bribery Laws. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries, nor to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made or taken any act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or public international organization, or any political party, party official, or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit . The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

4.31            Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

4.32            Sanctions. Neither the Company nor any of its subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, after due inquiry, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria; and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

15

4.33            Stock Exchange Listing. The shares of Common Stock are registered pursuant to Section 12(b) or 12(g) of the Exchange Act and are listed on The Nasdaq Capital Market (“NASDAQ”). The Company shall cause the Warrant Shares to be listed on NASDAQ prior to the effectiveness of the Registration Statement and shall use its best efforts to maintain the continued listing of such Warrant Shares. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Warrant Shares under the Exchange Act or delisting the Warrant Shares from NASDAQ, nor has the Company received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of NASDAQ.

4.34            No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the SEC Filings.

4.35            No Outstanding Loans or Other Extensions of Credit. The Company does not have any outstanding extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the Exchange Act.

4.36            No Contract Terminations. Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in or filed as an exhibit to the SEC Filings, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

4.37            Dividend Restrictions. No subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

4.38            No Integrated Offering. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 5, the Company has not, directly or indirectly through any agent, made any offers or sales of, or solicited any offers to buy, any Company “security” (as defined in the Securities Act) under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of any of the Securities under the Securities Act.

16

4.39            No Price Stabilization or Manipulation; Compliance with Regulation M. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action designed to or that might cause or result in stabilization or manipulation of the price of the Warrant Shares or of any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)) with respect to the Warrant Shares, whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

4.40            Brokers. Except pursuant to the Transaction Documents, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

4.41            Private Placement. Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 5, and in reliance thereon, the offer and sale of the Securities to the Purchasers as contemplated hereby is exempt from the registration requirements of the Securities Act.

4.42            Shell Company. The Company is not, and was not within the past three (3) years, an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act).

4.43            Use of Form S-3. The Company meets the registration and transaction requirements for use of Form S-3 for the registration of the resale of the Warrant Shares by the Purchasers, subject to the SEC’s guidance and interpretations regarding secondary offerings being considered primary offerings.

4.44            No Stop Order. No stop order or suspension of trading has been imposed as of the date hereof by the OTC Markets Group, the Financial Industry Regulatory Authority (“FINRA”), the SEC or any other governmental authority or regulatory body with respect to public trading in the Common Stock.

4.45            Sarbanes-Oxley Act. There is, and has been, no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

17

5.            Representations and Warranties of the Purchasers. Each Purchaser hereby severally, and not jointly, represents and warrants to the Company that, as of the date hereof and as of the Closing Date as follows:

5.1            Organization and Existence. Such Purchaser is a duly organized, validly existing corporation, limited partnership or limited liability company and in good standing under the Laws of the jurisdiction of its organization.

5.2            Authorization. Such Purchaser has the requisite corporate (or similar) power and authority and has taken all requisite action on the part of such Purchaser, its officers, directors, members and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents to which such Purchaser is a party and (ii) the authorization of the performance of all obligations of the Purchaser hereunder or thereunder. The Transaction Documents to which such Purchaser is a party constitute the legal, valid and binding obligations of the Purchaser, enforceable against such Purchaser in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

5.3            No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by such Purchaser will not (i) conflict with or result in a material breach or material violation of (a) any of the terms and provisions of, or constitute a material default under, its organizational documents, as in effect as of immediately prior to the Closing, or (b) any Law or Order of any governmental agency or body or any court, domestic or foreign, in each case having jurisdiction over such Purchaser or any of its assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of such Purchaser or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, indenture or instrument to which such Purchaser is a party; except in the case of clauses (i)(b) and (ii) such as would not have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

5.4            Purchase Entirely for Own Account. The Securities to be received by such Purchaser hereunder, including the Warrant Shares upon exercise of the Warrants, will be acquired for such Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Purchaser has no present agreement, understanding or intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, subject, however, to such Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities Laws.

5.5            Investment Experience. Such Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.6            Disclosure of Information. Such Purchaser has had an opportunity to review all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Such Purchaser acknowledges that copies of the SEC Filings have been made available to it. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

18

5.7            Restricted Securities. Such Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities Laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such Laws the Securities may be resold without registration under the Securities Act only in certain limited circumstances. Such Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities Laws, and may not be offered for sale, sold, assigned or transferred unless (a) subsequently registered thereunder, (b) such Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (c) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities Laws or to comply with the terms and conditions of any exemption thereunder.

5.8           Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises the Warrants it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser is not a registered broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker-dealer. Such Purchaser is not affiliated with any broker-dealer registered under Section 15(a) of the Exchange Act, or a member of FINRA or an entity engaged in the business of being a broker-dealer.

5.9           Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth in the Transaction Documents in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

5.10         No General Solicitation. Such Purchaser did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

5.11          Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any subsidiary thereof or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

5.12          Prohibited Transactions. Since the earlier of (i) such time as such Purchaser was first contacted by the Company or any other Person acting on behalf of the Company regarding the transactions contemplated hereby or (ii) thirty (30) days prior to the date hereof, neither such Purchaser nor any Affiliate of such Purchaser which (a) had knowledge of the transactions contemplated hereby, (b) has or shares discretion relating to such Purchaser’s investments or trading or information concerning such Purchaser’s investments, including in respect of the Securities, or (c) is subject to such Purchaser’s review or input concerning such Affiliate’s investments or trading has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Warrant Shares. Such Purchaser acknowledges that the representations, warranties and covenants contained in this Section 5.12 are being made for the benefit of the Purchasers as well as the Company and that each of the other Purchasers shall have an independent right to assert any claims against such Purchaser arising out of any breach or violation of the provisions of this Section 5.12.

5.13          Rule 506(d) Representation. Such Purchaser represents that it is not a person of the type described in Section 506(d) of Regulation D under the Securities Act that would disqualify the Company from engaging in a transaction pursuant to Section 506 of Regulation D under the Securities Act.

5.14          Residency. Such Purchaser is a resident of that jurisdiction specified on such Purchaser’s signature page hereto.

6.             Conditions to Closing.

6.1           Conditions to the Purchasers’ Obligations. The obligation of each Purchaser to purchase the Warrants at the Closing is subject to the fulfillment to satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Purchaser (as to itself only):

(a)            The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Change, which shall be true and correct in all respects) as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Change, which shall be true and correct in all respects) as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)           The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.

(c)           a Certificate of the Secretary of the Company, dated as of the Closing Date, shall be delivered (i) certifying the resolutions adopted by the Board of Directors of the Company and any duly authorized committee thereof relating to the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (ii) certifying the current versions of the certificate of incorporation, as amended, and bylaws of the Company and (iii) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company, in form and substance reasonably acceptable to the Purchasers (the “Secretary’s Certificate”);

(d)           No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, in each case having authority over the Company or its subsidiaries, or any order of or by any applicable governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(e)           The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a) and (b), of this Section 6.1.

(f)            The Purchasers shall have received an opinion of (i) Company Counsel dated as of the Closing Date and (ii) Company Intellectual Property Counsel, each in a form and substance reasonably acceptable to the Purchasers.

(g)           The Purchasers shall have received from Plante & Moran, PLLC, independent registered public accountants for the Company, a letter dated as of the Closing Date, in form and substance satisfactory to the Purchasers, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the SEC Filings.

(h)           The Company shall have executed and delivered the Transaction Documents to each Purchaser.

(i)            No stop order or suspension of trading shall have been imposed or threatened in writing by the Trading Market, FINRA, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

6.2            Conditions to the Company’s Obligations. The Company’s obligation to sell and issue the Warrants at the Closing to each Purchaser is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a)           The representations and warranties made by such Purchaser in Section 5 hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof as of the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date. Each Purchaser shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(b)           Each Purchaser shall have delivered its applicable portion of the Purchase Price to the Company.

(c)           Each Purchaser shall have executed and delivered the Transaction Documents to the Company.

6.3            Termination of Obligations to Effect Closing; Effects.

(a)            The obligations of the Company, on the one hand, and the Purchasers, on the other hand, to effect the Closing shall terminate as follows:

(i)            Upon the mutual written consent of the Company and the Purchasers;

(ii)           By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii)           By a Purchaser (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by such Purchaser; or

(iv)           By either the Company or any Purchaser (with respect to itself only) if the Closing has not occurred prior to 11:59 PM (New York time) on May 15, 2022; provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b)           In the event of termination by the Company or any Purchaser of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Purchasers by the Company and the other Purchasers shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Purchasers. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7.            Other Covenants and Agreements of the Parties.

7.1            Authorized Share Increase. The Company shall obtain approval from its stockholders no later than June 30, 2022 to increase the shares of the Company’s authorized shares to permit the issuance of the Warrant Shares upon the exercise of the Warrants.

7.2            Legends.   The Securities shall bear the following legends:

(a)            “THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(b)            If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

7.3            Removal of Legends.

(a)            In connection with any sale, assignment, transfer or other disposition of the Securities by a Purchaser pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable securities and upon compliance by such Purchaser with the requirements of this Agreement, if requested by such Purchaser, the Company shall cause the Transfer Agent to timely remove any restrictive legends related to the book entry account holding such Securities and make a new, unlegended entry for such book entry Securities sold or disposed of without restrictive legends, provided that the Company has received from the Purchaser customary representations and other documentation reasonably acceptable to the Company in connection therewith.

(b)            Subject to receipt from the Purchaser by the Company and the Transfer Agent of customary representations and other customary documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of (i) the Securities being subject to an effective registration statement covering the resale of the Securities, (ii) such time as the Securities have been sold pursuant to Rule 144, or (iii) such time as the Securities are eligible for resale under Rule 144(b)(1) or any successor provision, the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Securities, together with either (1) a customary representation by the Purchaser that Rule 144 applies to the Securities represented thereby or (2) a statement by the Purchaser that such Purchaser has sold the Securities represented thereby in accordance with the plan of distribution contained in the Registration Statement, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. The Company agrees that following such time as such legend is no longer required under this Section 7.3, it will, upon a Purchaser’s written request and compliance with the immediately preceding sentence, deliver or cause to be delivered to such Purchaser, a certificate representing that such Securities are free from all restrictive and other legends. Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s custodian as directed by such Purchaser.

7.4            Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144, until the date that the Warrant Shares cease to be Registrable Securities (as defined in the Registration Rights Agreement), the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such period, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144.

7.5            Indemnification of Purchasers. Subject to the provisions of this Section 7.5, the Company will indemnify and hold each Purchaser harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation, that any such Purchaser may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement; provided, however, that the aggregate liability of the Company to each Purchaser under this Section 7.5 shall not exceed the amount paid by such Purchaser to the Company pursuant to Section 3. Promptly after receipt by any Purchaser (the “Indemnified Person”) of notice of any demand or claim from any Person that would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnification may be sought pursuant to this Section 7.5 (a “Third Party Claim”), such Indemnified Person shall promptly notify the Company in writing, and in reasonable detail, of such Third Party Claim. Thereafter, the Indemnified Person will deliver to the Company, within five (5) Business Days after the Indemnified Person’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Person relating to the Third Party Claim. If a Third Party Claim is made against the Company, the Company will be entitled to participate in the defense thereof and, if it so chooses, to assume the defense thereof (subject to a reservation of rights) with counsel selected by the Company by giving the Indemnified Person notice within twenty (20) days of the Company’s receipt of notice of the Third Party Claim pursuant to this Section 7.5. If the Company does not give such notice to the Indemnified Person of the Company’s intent to assume the defense of the Third Party Claim, the Indemnified Person shall be entitled to assume the defense thereof. Should the Company so elect to assume the defense of a Third Party Claim, the Company will not be liable to the Indemnified Person for legal expenses subsequently incurred by the Indemnified Person in connection with the defense thereof. If the Company assumes such defense, the Indemnified Person will have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Company, it being understood, however, that the Company will control such defense. If the Company chooses to defend any Third Party Claim, then all the Parties will cooperate in the defense or prosecution of such Third Party Claim. The Indemnified Person will not admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Company. Notwithstanding any other provision of this Agreement, the Company shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Person (which consent shall not be unreasonably withheld), unless such settlement requires only the payment of money that the Company is obligated to pay.

7.6            Equal Treatment of Purchasers. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the Parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

7.7            Compliance with Laws. Notwithstanding any other provision of this Agreement, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities Laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) pursuant to Rule 144 (provided that the Purchaser provides the Company with reasonable assurances (in the form of seller and, if applicable, broker representation letters) that the Securities may be sold pursuant to such rule), or (iv) to its Affiliates, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement with respect to such transferred Securities.

7.8            Disclosure of Material Non-Public Information. The Company shall not disclose material non-public information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material non-public information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

7.9            Termination of Certain Obligations. The provisions of Section 7.8 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as defined in the Registration Rights Agreement) shall terminate.

7.10          Reservation of Common Stock.  The Company shall take all action necessary to at all times following the stockholder approval referenced in Section 7.1 during the period the Warrants are outstanding to have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Common Stock issuable upon exercise of the Warrants issued at the Closing.

8.             Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive for a period of one (1) year following the Closing.

9.             Miscellaneous.

9.1            Assignment. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchasers, as applicable.

9.2            Successors. This Agreement shall be binding solely on, and inure solely to the benefit of, each of the undersigned and their respective successors and permitted assigns, and nothing set forth in this Agreement shall be construed to confer upon or give to any Person other than each of the undersigned and their respective successors and permitted assigns any benefits, rights or remedies under or by reason of, or any rights to enforce or cause the Company to enforce, the equity commitment or any provisions of this Agreement.

9.3            Counterparts; Faxes; Electronic Mail. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or electronic mail, each of which shall be deemed an original.

9.4            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.5            Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described: (i) if given by personal delivery, then such notice shall be deemed given upon such delivery; (ii) if given by facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal; (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) days after such notice is deposited in first class mail, postage prepaid; and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one (1) Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten (10) days’ advance written notice to the other party:

If to the Company:

Rezolute, Inc.

201 Redwood Shores Pkwy, Suite 315

Redwood City, CA 94065

Attn: Nevan Elam, CEO

With a copy to:

Dorsey & Whitney LLP,

1400 Wewatta Street, Suite 400

Denver, CO 80202-5549

Attn:     Anthony W. Epps, Esq.

If to the Purchasers:

to the addresses set forth on the signature pages hereto.

9.6            Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Required Purchasers. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

9.7            Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Purchasers without the prior written consent of the Company (in the case of a release or announcement by the Purchasers) or the Required Purchasers (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except (i) as such release or announcement may be required by Law or the applicable rules or regulations of the SEC, any securities exchange or securities market, in which case the Company or the Purchasers, as the case may be, shall allow the Purchasers or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance or (ii) a public release or announcement in connection with discussions to investors not including the Required Purchasers, in which case such consent shall not be required. Notwithstanding the foregoing, no Purchaser may be named in a public release or announcement concerning the transactions contemplated hereby without such Purchasers prior written consent. The Purchasers hereby acknowledge and agree that no later than the fourth (4th) Business Day after the date hereof, the Company shall (x) issue a press release reasonably acceptable to the Required Purchasers and (y) file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement), the form of Warrant and the Registration Rights Agreement, as exhibits to such filing (including all attachments)). In addition, the Company will make such other filings and notices in the manner and time required by the SEC or the Nasdaq Capital Market, the Warrants and the Registration Rights Agreement.

9.8            Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable Law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable Law, the Parties hereby waive any provision of Law which renders any provision hereof prohibited or unenforceable in any respect.

9.9            Entire Agreement. This Agreement, including the Exhibits, the Warrants and the Registration Rights Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, among the Parties with respect to the subject matter hereof and thereof.

9.10          Further Assurances. The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.11          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal Laws of the State of Nevada without regard to the choice of law principles thereof. Each of the Parties irrevocably submits to the exclusive jurisdiction of the courts of the State of Nevada and any state appellate court therefrom within the State of Nevada and any state appellate court therefrom within the State of Nevada for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.12          Disclaimer. Except as expressly set forth in this Agreement, no Party makes any representation or warranty to any other Party of any nature, express or implied. Each Purchaser acknowledges and agrees that in evaluating its investment in the Securities, it is not relying on any representations, warranties or information (including the accuracy or completeness thereof) other than the representations and warranties contained herein and the information contained in the SEC Filings.

9.13          Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

9.14          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person except as provided in the next paragraph.

9.15          Reliance by the Placement Agents. The parties agree and acknowledge that the Placement Agents may rely on the representations, warranties, agreements and covenants of the Company contained in this Agreement and may rely on the representations and warranties of the respective Purchasers contained in this Agreement as if such representations, warranties, agreements, and covenants, as applicable, were made directly to the Placement Agents. The parties further agreement that the Placement Agents may rely on or, if the Placement Agents so request, be specifically named as an addressee of, the legal opinions to be delivered pursuant to Section 6(f) of this Agreement.

9.16          Exculpation of Placement Agent. Each party hereto agrees for the express benefit of the Placement Agent, its respective Affiliates and their respective representatives that:

(i)            Neither the Placement Agents nor any of their Affiliates or any of its representatives (1) has any duties or obligations other than those specifically set forth herein or in the engagement letter, dated as of April 30, 2022 by and between the Company and Placement Agents (the “Engagement Letter”); (2) shall be liable for any improper payment made in accordance with the information provided by the Company; (3) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the Transaction Documents or in connection with any of the transactions contemplated thereby; or (4) shall be liable (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except for such party’s own gross negligence, willful misconduct or bad faith.

(ii)            The Placement Agents, their respective affiliates and its respective representatives shall be entitled to (1) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of it by or on behalf of the Company, and (2) be indemnified by the Company for acting as Closing Agent in connection with the transactions contemplated by the Transaction Documents pursuant the indemnification provisions set forth in the Engagement Letter.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first indicated above.

The Company: REZOLUTE, INC.

The Company:	REZOLUTE, INC.

	By:	/s/ Nevan Elam
Name: Nevan Elam
Its: Chief Executive Officer

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

[PURCHASER NAME].

By:
Name: _______________
Its: Treasurer

Aggregate Purchase Price (Subscription Amount): $[●]

Number of Warrants to be Acquired:_ [●]___________

Underlying Shares Subject to Warrant: _[●]________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________
Attention: _______________________

Delivery Instructions:

(if different than above)

c/o  _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

[Signature Page to PIPE – Securities Purchase Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

[PURCHASER NAME]

By:
Name: _______________

Its: Treasurer

Aggregate Purchase Price (Subscription Amount): $[●]

Number of Warrants to be Acquired:_ [●]___________

Underlying Shares Subject to Warrant: _[●]________

Tax ID No.: ____________________

Address for Notice/Residency of Purchaser:

__________________________________
__________________________________
__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions:

(if different than above)

c/o   _______________________________

Street:   ____________________________

City/State/Zip:   ______________________

Attention: __________________________

Telephone No.: ____________________________

[Signature Page to PIPE – Securities Purchase Agreement]

Exhibit A

Schedule of Purchasers

Handok, Inc.

Young-Jin Kim

So-Hyun Kwon

Exhibit B

Form of Class C Pre-Funded Warrant

Exhibit C

Registration Rights Agreement